POSTRETIREMENT BENEFITS - HEALTH CARE AND OTHER POSTEMPLOYMENT BENEFITS (Expected Cash Flows Postretirement) (Details) (Postretirement Benefit Costs [Member], USD $)
In Millions, unless otherwise specified
	12 Months Ended
	Aug. 31, 2013
Postretirement Benefit Costs [Member]
Defined Benefit Plan Disclosure [Line Items]
Employer Contributions 2014	$ 22
2014	22	[1]
2015	23	[1]
2016	23	[1]
2017	22	[1]
2018	20	[1]
2019-2023	83	[1]
Prescription drug subsidy receipts in 2014	$ 1

[1]	Benefit payments are net of expected federal subsidy receipts related to prescription drug benefits granted under the Medicare Prescription Drug, Improvement and Modernization Act of 2003, which are estimated to be $1 million through 2014.